Black Creek Diversified Property Fund Inc Form 10-Q
Exhibit 10.8

PROMISSORY NOTE
Up to $110,600,000.00    New York, New York
September 6, 2017
FOR VALUE RECEIVED DPF 655 MONTGOMERY LP , a Delaware limited partnership, as maker, having its principal place of business at c/o Black Creek Diversified Property Fund Inc., c/o General Counsel, 518 17th Street, Suite 1700, Denver, Colorado 80202 (“Borrower”), hereby unconditionally promises to pay to the order of MORGAN STANLEY BANK, N.A., a national banking association], having an address at 1585 Broadway, New York, New York 10036 (together with its successors and/or assigns, “Bank”), at the principal office of MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, a New York limited liability company, having an address at 1585 Broadway, New York, New York 10036, as administrative agent (“Agent”), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of up to ONE HUNDRED TEN MILLION SIX HUNDRED THOUSAND AND NO/100 DOLLARS ($110,600,000.00), or so much thereof as is advanced, in lawful money of the United States of America, with interest thereon to be computed from the date of this Note at the Applicable Interest Rate, and to be paid in accordance with the terms of this Note and that certain Loan Agreement, dated as of the date hereof, among Borrower, the lenders named therein (including Bank), as Lenders, and Agent, as administrative agent for the benefit of Lenders (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.
ARTICLE 1: PAYMENT TERMS
Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in Article II of the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date.
ARTICLE 2    : DEFAULT AND ACCELERATION
The Debt shall without notice become immediately due and payable at the option of Bank if any payment required in this Note is not paid on or prior to the date when due (subject to any applicable notice and cure periods) or if not paid on the Maturity Date or on the happening of any other Event of Default.
ARTICLE 3    : LOAN DOCUMENTS
This Note is secured by the Mortgage and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgage and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

ARTICLE 4    : SAVINGS CLAUSE
Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Bank are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Bank shall never exceed the Maximum Legal Rate, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Bank, and (c) if through any contingency or event, Bank receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Bank, or if there is no such indebtedness, shall immediately be returned to Borrower.
ARTICLE 5    : NO ORAL CHANGE
This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower, Agent or Bank, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.
ARTICLE 6    : WAIVERS
Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind except as expressly required in the Loan Agreement or required by applicable law. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Agent, Bank or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower or any other Person who may become liable for the payment of all or any part of the Debt under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Agent or Bank to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a partnership or limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the Persons comprising the partnership or limited liability company, and the term “Borrower,” as used herein, shall include any alternate or successor partnership or limited liability company, but any predecessor partnership or limited liability company and their partners or members shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the Persons comprising, or the officers and directors relating to, the corporation, and the term “Borrower,” as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, limited liability company or corporation, which may be set forth in the Loan Agreement, the Mortgage or any other Loan Document.)
ARTICLE 7    : TRANSFER
Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer (except to the extent such notice is expressly required pursuant to the Loan Agreement), Bank may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Bank with respect thereto, and Bank shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter arising from events thereafter occurring; but Bank shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.
ARTICLE 8    : EXCULPATION
The provisions of Section 11.22 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.
ARTICLE 9    : GOVERNING LAW
(A)        THIS NOTE WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWER AND ACCEPTED BY BANK IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THIS NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
(B)        ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST BANK OR BORROWER ARISING OUT OF OR RELATING TO THIS NOTE MAY AT BANK’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/

OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT:
CT Corporation System
111 Eighth Avenue
New York, New York 10011

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO BANK OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.
ARTICLE 10    : NOTICES
All notices or other written communications hereunder shall be delivered in accordance with Section 11.6 of the Loan Agreement.
ARTICLE 11     JOINT AND SEVERAL LIABILITY
If Borrower consists of more than one Person, the obligations and liabilities of each Person shall be joint and several.
ARTICLE 12     COUNTERPARTS
This Note may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument.
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IN WITNESS WHEREOF, Borrower has duly executed this Promissory Note as of the day and year first above written.

BORROWER:

DPF 655 MONTGOMERY LP, a Delaware limited partnership
By: DPF 655 Montgomery GP LLC, a Delaware limited liability company, its general partner
By: DPF 655 Montgomery Holdings Limited Partnership, a Delaware limited partnership, its sole member
By: DPF TRS Holdings I LLC, a Delaware limited liability company, its general partner
By: DCTRT Leasing Corp., a Delaware corporation, its sole member
By: Black Creek Diversified Operating Partnership LP, a Delaware limited partnership, its sole shareholder
By: Black Creek Diversified Property Fund Inc., a Maryland corporation, its general partner

By:	/s/ Lainie P. Minnick
Name:	Lainie P. Minnick
Title:	Managing Director

ADDENDUM TO NOTE
BY SIGNING BELOW, BORROWER EXPRESSLY ACKNOWLEDGES AND UNDERSTANDS THAT, PURSUANT TO THE TERMS OF THIS NOTE, BORROWER HAS AGREED THAT IT HAS NO RIGHT TO PREPAY THIS NOTE PRIOR TO THE MATURITY DATE (EXCEPT AS EXPRESSLY SET FORTH TO THE CONTRARY HEREIN OR IN THE OR LOAN AGREEMENT), AND THAT IT SHALL BE LIABLE FOR THE PAYMENT OF THE PREPAYMENT PREMIUM FOR PREPAYMENT OF THIS NOTE UPON ACCELERATION OF THIS NOTE IN ACCORDANCE WITH ITS TERMS EXCEPT AS EXPRESSLY SET FORTH HEREIN OR IN THE MORTGAGE. FURTHER, BY SIGNING BELOW, BORROWER WAIVES ANY RIGHTS IT MAY HAVE UNDER SECTION 2954.10 OF THE CALIFORNIA CIVIL CODE, OR ANY SUCCESSOR STATUTE, AND EXPRESSLY ACKNOWLEDGES AND UNDERSTANDS THAT LENDER HAS MADE THE LOAN IN RELIANCE ON THE AGREEMENTS AND WAIVER OF BORROWER AND THAT BANK WOULD NOT HAVE MADE THE LOAN WITHOUT SUCH AGREEMENTS AND WAIVER OF BORROWER.

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IN WITNESS WHEREOF, Borrower has duly executed this Promissory Note as of the day and year first above written.

BORROWER:

DPF 655 MONTGOMERY LP, a Delaware limited partnership
By: DPF 655 Montgomery GP LLC, a Delaware limited liability company, its general partner
By: DPF 655 Montgomery Holdings Limited Partnership, a Delaware limited partnership, its sole member
By: DPF TRS Holdings I LLC, a Delaware limited liability company, its general partner
By: DCTRT Leasing Corp., a Delaware corporation, its sole member
By: Black Creek Diversified Operating Partnership LP, a Delaware limited partnership, its sole shareholder
By: Black Creek Diversified Property Fund Inc., a Maryland corporation, its general partner

By:	/s/ Lainie P. Minnick
Name:	Lainie P. Minnick
Title:	Managing Director